UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  June 30, 2006

Huntsman Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-32427	42-1648585
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Huntsman International LLC

(Exact name of registrant as specified in its charter)

Delaware	333-85141	87-0630358
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

500 Huntsman Way
Salt Lake City, Utah		84108
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (801) 584-5700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K/A is being filed to amend the Current Report on Form 8-K filed on July 7, 2006 (the “Initial 8-K”) to include the historical and pro forma financial information referred to in Item 9.01 below. The information provided below is supplemental to, and does not replace or render ineffective any of the information provided in, the Initial 8-K.

Item 9.01. Financial Statements and Exhibits.

(a)  Financial Statements of Businesses Acquired.

The audited financial statements and the unaudited interim financial statements of the Textile Effects business (“Textile Effects”) of Ciba Specialty Chemicals Holding Inc. (“Ciba”) required in connection with the acquisition (the “Acquisition”) of Textile Effects by Huntsman International LLC are included in Exhibit 99.1 and Exhibit 99.2, respectively, of this Form 8-K/A and incorporated herein by reference.

(b)  Pro Forma Financial Information.

The pro forma financial information required in connection with the Acquisition is included in Exhibit 99.3 of this Form 8-K/A and incorporated herein by reference.

(d)  Exhibits.

Exhibit 2.1	Share and Asset Purchase Agreement by and between Huntsman International LLC, Ciba Specialty Chemicals Holding Inc. and RM 2526 Vermogensverwaltungs GmbH dated as of February 18, 2006 (incorporated by reference to Exhibit 2.1 to the current report on Form 8-K of Huntsman Corporation filed on February 24, 2006 (File No. 001-32427)).

Exhibit 10.1*

Consent and Second Amendment to Credit Agreement and Amendment to Security Documents by and among Huntsman International LLC, as Borrower, Deutsche Bank AG New York Branch, as Administrative Agent and Collateral Agent, and the other financial institutions party thereto.

Exhibit 23.1**	Consent of Ernst & Young Ltd

Exhibit 99.1**	Audited Financial Statements of Textile Effects

Exhibit 99.2**	Interim Financial Statements of Textile Effects

Exhibit 99.3**	Pro Forma Financial Information

*                                         Filed previously

**                                  Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

HUNTSMAN CORPORATION
HUNTSMAN INTERNATIONAL LLC

By:	/s/ Sean Douglas
Sean Douglas
Vice President and Treasurer

Dated:  September 15, 2006

INDEX TO EXHIBITS

Exhibit Number	Description

Exhibit 2.1

Share and Asset Purchase Agreement by and between Huntsman International LLC, Ciba Specialty Chemicals Holding Inc. and RM 2526 Vermogensverwaltungs GmbH dated as of February 18, 2006 (incorporated by reference to Exhibit 2.1 to the current report on Form 8-K of Huntsman Corporation filed on February 24, 2006 (File No. 001-32427)).

Exhibit 10.1*

Consent and Second Amendment to Credit Agreement and Amendment to Security Documents by and among Huntsman International LLC, as Borrower, Deutsche Bank AG New York Branch, as Administrative Agent and Collateral Agent, and the other financial institutions party thereto

Exhibit 23.1**	Consent of Ernst & Young Ltd

Exhibit 99.1**	Audited Financial Statements of Textile Effects

Exhibit 99.2**	Interim Financial Statements of Textile Effects

Exhibit 99.3**	Pro Forma Financial Information

*                                         Filed previously

**                                  Filed herewith